UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2015

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Sysco Corporation (“Sysco” or the “Company”) 2015 Annual Meeting of Stockholders (the “Annual Meeting”) held on November 18, 2015, Sysco’s stockholders elected each of the Company’s director nominees, who had been nominated to serve until the Company’s 2016 Annual Meeting of Stockholders. John M. Cassaday was re-elected with 91.70% of the votes cast, Judith B. Craven was re-elected with 93.31% of the votes cast, William J. DeLaney was re-elected with 97.00% of the votes cast, Joshua D. Frank was re-elected with 99.62% of the votes cast, Larry C. Glasscock was re-elected with 94.01% of the votes cast, Jonathan Golden was re-elected with 84.15% of the votes cast, Joseph A. Hafner, Jr. was re-elected with 96.67% of the votes cast, Hans-Joachim Koerber was re-elected with 97.11% of the votes cast, Nancy S. Newcomb was re-elected with 97.26% of the votes cast, Nelson Peltz was re-elected with 98.91% of the votes cast, Richard G. Tilghman was re-elected with 96.10% of the votes cast, and Jackie M. Ward was re-elected with 93.39% of the votes cast. The stockholders also approved the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2015 proxy statement, and ratified the appointment of Ernst & Young LLP as Sysco’s independent registered public accounting firm for fiscal 2016. The stockholder vote on executive compensation was approved by 91.02% of the votes cast, and the ratification of the appointment of the independent registered public accounting firm for fiscal 2016 was approved by 99.17% of the votes cast. With respect to each item, the number of votes cast includes all “for” and “against” votes, and abstentions and broker non-votes are disregarded with respect to each item.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 – Election of Directors

Name	Votes For	Votes Against	Total Votes Cast	Abstentions	Broker Non- Votes
John M. Cassaday	417,576,649	37,788,625	455,365,274	1,895,964	81,714,495
Judith B. Craven	424,849,670	30,451,098	455,300,768	1,960,470	81,714,495
William J. DeLaney	441,682,568	13,659,074	455,341,642	1,919,596	81,714,495
Joshua D. Frank	453,705,585	1,739,898	455,445,483	1,815,755	81,714,495
Larry C. Glasscock	428,076,003	27,252,999	455,329,002	1,932,236	81,714,495
Jonathan Golden	382,897,463	72,128,675	455,026,138	2,235,100	81,714,495
Joseph A. Hafner, Jr.	440,075,535	15,140,396	455,215,931	2,045,307	81,714,495
Hans-Joachim Koerber	442,126,634	13,147,373	455,274,007	1,987,231	81,714,495
Nancy S. Newcomb	442,874,380	12,496,267	455,370,647	1,890,591	81,714,495
Nelson Peltz	450,470,274	4,963,649	455,433,923	1,827,315	81,714,495
Richard G. Tilghman	437,443,253	17,759,771	455,203,024	2,058,214	81,714,495
Jackie M. Ward	425,289,665	30,093,911	455,383,576	1,877,662	81,714,495

Proposal 2 - Approval, by advisory vote, of the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2015 proxy statement

Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
413,442,038	40,805,947	454,247,985	3,013,253	81,714,495

Proposal 3 - Ratification of the appointment of Ernst & Young LLP as Sysco’s independent registered public accounting firm for fiscal 2016

Votes For	Votes Against	Votes Cast	Abstentions
532,234,793	4,478,220	536,713,013	2,262,720

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 19, 2015	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration and Corporate Secretary